Exhibit 10.2

Agreement No.: FLT090502-1

Organic Fertilizer Guarantee Buy Back Agreement

THIS AGREEMENT is made

BETWEEN: (A)	SS Microbial Sdn. Bhd, a company incorporated in Malaysia and having its
Organic Fertilizer Composting Plants in Malaysia. (“SSM”);

and

(B)	(FULL LEAD BIO – TECH CO. LTD) a company incorporated in Taiwan and having its registered address at 21F-5, No. 2, Jhongsan 2nd Road, Cianjhen District, Kaohsiung City, 806 Taiwan.
(“FL”).

that:

Full Lead Bio-Tech Co. Ltd. (FL) agrees and guarantees to purchase any amount of organic fertilizer produced by SS Microbial Sdn. Bhd (SSM) with the following that:

1.	The Organic Fertilizer is produced from Organic Wastes by SSM by its Bio-Composting Plant situated in Malaysia.

2.	The Organic Fertilizer produced by SSM abides by the process procedures and methods provided by FL.

3.	The Guarantee Buy Back Prices of the said produced Organic Fertilizer shall be determined by the following Categories, Delivery & Terms of Payment:

a.	Organic Fertilizer with N (2%), P (1%), K (1%) content :
Buy Back Price of RM 0.80 per kilogram.

b.	Organic Fertilizer with N (3%), P (2%), K (2%) content :
Buy Back Price of RM 0.80 per kilogram.

c.	Organic Fertilizer with N (4%), P (3%), K (3%) content :
Buy Back Price of RM 0.80 per kilogram.

d.	Pick Up / Delivery:
Ex-SSM Organic Fertilizer Composting Plant in Malaysia

e.	Terms of Payment:
30 days Irrevocable LC

4.	It is also agreed that any changes to this agreement after the official signing (of this said agreement) shall be mutually agreed upon.

There shall be two (2) copies of this same agreement, with which each party shall be in possession of one (copy).

Duly signed by the authorized representatives of the parties on the day and year stated below.

Signed by	)
)
for and behalf	)
SS Microbial Sdn. Bhd. )

Witness by	)
)
for and behalf	)
SS Microbial Sdn. Bhd. )

Dated:	2nd May 2009

Signed by	)
)
for and behalf	)
FULL LEAD BIO – TECH co., Ltd	)

Witness by	)
)
for and behalf	)
FULL LEAD BIO – TECH co., Ltd	)

Dated:	2nd May 2009